UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2015

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee		37932
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (865) 694-2700

Not applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously announced, on March 14, 2015, Scripps Networks Interactive, Inc. (the “Company”) entered into an agreement by and among ITI Media Group Limited, a Cypriot limited liability company, Groupe Canal+ S.A., a French company, and Southbank Media Ltd., an English company and our indirect wholly-owned subsidiary, pursuant to which the Company will acquire (the “Acquisition Agreement”) all of the outstanding shares of N-Vision B.V., a Dutch limited liability company (“N-Vision”). In furtherance of the Acquisition Agreement, the Company announced its intention to issue unsecured senior debt to finance the transaction.

On June 2, 2015, Scripps Networks Interactive, Inc. (the “Company”) completed the sale (the “Offering”) of its $600,000,000 in aggregate principal amount of 2.800% Senior Notes due 2020 (the “2020 Notes”), $400,000,000 in aggregate principal amount of 3.500% Senior Notes due 2022 (the “2022 Notes”) and $500,000,000 in aggregate principal amount of 3.950% Senior Notes due 2025 (the “2025 Notes” and together with the 2020 and 2022 Notes, the “Notes”). The Notes were issued in the form filed as Exhibits 4.2, 4.3 and 4.4 hereto and are governed by the terms of an Indenture, dated as of December 1, 2011 (the “Base Indenture”), entered into with U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture thereto, dated as of June 2, 2015, between the Company and the Trustee (the “Third Supplemental Indenture” and together with the Base Indenture, the “Indenture”). The Notes will be unsecured senior obligations of the Company and will rank equally in right of payment with the Company’s existing and future unsecured and unsubordinated indebtedness.

The Company will pay interest on the Notes semi-annually on June 15 and December 15 of each year and on the maturity date of the Notes, beginning on December 15, 2015. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months. The 2020 Notes will mature on June 15, 2020, the 2022 Notes will mature on June 15, 2022 and the 2025 Notes will mature on June 15, 2025.

The Company may, at its option, redeem the 2020 Notes in whole or in part at any time prior to May 15, 2020 (the date that is one month prior to the maturity date of the 2020 Notes), the 2022 Notes in whole or in part at any time prior to April 15, 2022 (the date that is two months prior to the maturity date of the 2022 Notes) and the 2025 Notes in whole or in part at any time prior to March 15, 2025 (the date that is three months prior to the maturity date of the 2025 Notes) at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Third Supplemental Indenture) plus 20 basis points with respect to the 2020 Notes, and 25 basis points with respect to the 2022 Notes, and 30 bases points in the case of the 2025 Notes, plus, in each case, accrued and unpaid interest on the Notes to the redemption date.

If the 2020 Notes are redeemed on or after May 15, 2020 (the date that is one month prior to the maturity date of the 2020 Notes), the 2022 Notes are redeemed on or after April 15, 2022 (the date that is two months prior to their maturity date, or the 2025 Notes are redeemed on or after March 15, 2025 (the date that is three months prior to the maturity date of the 2025 Notes), such Notes will be redeemed at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest to the redemption date.

If a change of control triggering event (as described more fully in the Third Supplemental Indenture) occurs, the Company will be required to offer to purchase the Notes from the holders at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the repurchase date.

The 2020 Notes, the 2022 Notes and the 2025 Notes contain a Special Mandatory Redemption clause (the “Special Mandatory Redemption”). Upon the occurrence of a Special Mandatory Redemption Trigger, as defined below, the Company will be required to redeem the Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date, which is the earlier of January 30, 2016 if the transactions contemplated by the Acquisition Agreement have not been consummated by December 31, 2015 or the 30th day following the termination of the Acquisition Agreement. A Special Mandatory Redemption Trigger (“Special Mandatory Redemption Trigger”) means the earlier of December 31, 2015 if the transactions contemplated by the Acquisition Agreement have not been consummated by such date or the termination of the Acquisition Agreement.

The Indenture contains customary events of default. If an event of default with respect to the Notes has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes may declare the principal of all the Notes to be due and payable immediately.

The foregoing description of the Third Supplemental Indenture (including the form of the Notes) is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached as Exhibit 4.1 hereto.

Item 8.01 Other Events

On May 18, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Mitsubishi UFJ Securities (USA), Inc., as the representatives of the several underwriters listed therein, relating to the sale by the Company of the Notes.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On May 18, 2015, the Company filed a Current Report on Form 8-K to file, among other things, certain pro forma financial information of the Company relating to the acquisition of N-Vision. Filed as Exhibit 99.1 hereto is revised pro forma financial information reflecting the actual pricing terms of the Offering.

Item 9.01. Financial Statements and Exhibits.

(a) Pro Forma Financial Statements

The unaudited pro forma condensed combined balance sheet of Scripps Networks Interactive, Inc. as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014 are filed as Exhibit 99.1 hereto.

(d) Exhibits

1.1	Underwriting Agreement, dated May 18, 2015, among Scripps Networks Interactive, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Mitsubishi UFJ Securities (USA), Inc., as the representatives of the several underwriters listed therein

4.1	Third Supplemental Indenture, dated as of June 2, 2015, between Scripps Networks Interactive, Inc. and U.S. Bank National Association

4.2	Form of Global Note Representing the 2020 Notes (included in Exhibit 4.1)

4.3	Form of Global Note Representing the 2022 Notes (included in Exhibit 4.1)

4.4	Form of Global Note Representing the 2025 Notes (included in Exhibit 4.1)

5.1	Opinion of Thompson Hine LLP

99.1	Scripps Networks Interactive, Inc. – Unaudited pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: June 2, 2015	By:	/s/ Lori A. Hickok
Lori A. Hickok
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 18, 2015, among Scripps Networks Interactive, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Mitsubishi UFJ Securities (USA), Inc., as the representatives of the several underwriters listed therein

4.1	Third Supplemental Indenture, dated as of June 2, 2015, between Scripps Networks Interactive, Inc. and U.S. Bank National Association

4.2	Form of Global Note Representing the 2020 Notes (included in Exhibit 4.1)

4.3	Form of Global Note Representing the 2022 Notes (included in Exhibit 4.1)

4.4	Form of Global Note Representing the 2025 Notes (included in Exhibit 4.1)

5.1	Opinion of Thompson Hine LLP

99.1	Scripps Networks Interactive, Inc. – Unaudited pro Forma Condensed Combined Financial Information